Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors of The Telx Group, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint Eric Shepcaro and Christopher W. Downie, and each of them severally, as the true and lawful attorneys-in-fact and agents of the undersigned, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration of common stock (the “Common Stock”) of the Company on the Registration Statement on Form S-1, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of any and all of the undersigned, the Registration Statement on Form S-1 to which this Power of Attorney is filed as an exhibit, any subsequent Registration Statement the Company may hereafter file pursuant to Rule 462(b) of the Securities Act or another appropriate form in respect of the registration of the Securities, and any and all amendments to any of them, including post-effective amendments, and to file or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents deem advisable in order to qualify or register the Securities under the securities laws of the several States or other jurisdictions; and the undersigned do hereby ratify all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, shall lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 3rd day of November, 2010.

/s/ Rolla P. Huff
Rolla P. Huff

/s/ Jesper Andersen
Jesper Andersen

/s/ Thomas J. Fitzpatrick
Thomas J. Fitzpatrick